UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K




                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                        Date of Report: November 25, 2003



                           Commission File No. 0-11682

                            S & K FAMOUS BRANDS, INC.
.................................................................................
             (Exact name of registrant as specified in its charter)



           Virginia                                      54-0845694
................................             ....................................
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
 incorporation or organization)


     11100 West Broad Street, P. O. Box 31800, Richmond, Virginia 23294-1800
.................................................................................
                    (Address of principal executive offices)


Registrant's telephone number, including area code:        (804) 346-2500
                                                   .............................

Item 12.      Results of Operations and Financial Condition

S & K Famous Brands, Inc. (the "Company") hereby furnishes this report pursuant to Item 12 of Form 8-K:

On November 25, 2003, the Company issued a press release regarding its results of operations for the third quarter and nine months ended November 1, 2003. The information contained in the press release, which is attached hereto as Exhibit 99.1, is incorporated herein by reference.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            S & K FAMOUS BRANDS, INC.
                                            -------------------------
                                                 (Registrant)



Date:  November 25, 2003                    /s/ Robert E. Knowles
                                            ------------------------------
                                            Robert E. Knowles
                                            Executive Vice President,
                                            Chief Financial Officer,
                                            Secretary and Treasurer
                                            (Principal Financial Officer)



                                Index to Exhibits


Exhibit Number                    Description
--------------                    -----------
    99.1             Press Release of S&K Famous Brands, Inc., dated
                     November 25, 2003


                                       2